                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.




                Date of Report (Date of Earliest Event Reported):

                                January 18, 2005




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


New York                            0-19357                   16-0838627
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(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)


200 Holleder Parkway, Rochester, New York                          14615
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code                (585) 647-6400
--------------------------------------------------------------------------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
---------         ---------------------------------------------

     On January 18, 2005, Monro Muffler Brake, Inc. (the "Company") issued a press release announcing its operating results for the third quarter ended December 25, 2004. A copy of the press release is furnished herewith.

Item 9.01         Financial Statements and Exhibits
---------         ---------------------------------

  (a)             Not applicable.

  (b)             Not applicable.

  (c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.       Description
-----------       -----------

  99.1            Press Release dated January 18, 2005.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MONRO MUFFLER BRAKE, INC.
                                         -------------------------
                                              (Registrant)



January 18, 2005                         By:  /s/ John W. Van Heel
                                              -------------------------------
                                              John W. Van Heel
                                              Vice President-Finance